EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We  hereby  consent  to  the  incorporation  by  reference  in this Registration
Statement on Form S-3 of our report dated February 16, 2004 relating to the financial statements, which appears in Procera Networks, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ Burr, Pilger & Mayer LLP

Palo Alto, California
January 28, 2005


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